                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                            -----------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)    20-Sep-96


        The Money Store Inc. (as Representative) and TMS Auto Holings, Inc. (as Seller) under a Pooling and Servicing Agreement dated as of November 30, 1995 providing for the issuance of TMS Auto Grantor Trust Asset Backed Certificates, Series 1995-2)


                             The Money Store Inc.

                            TMS Auto Holdings, Inc.
--------------------------------------------------------------------------------
          (Exact name of regristrant as specified in in its charter)



           Delaware                33-94518               22-6680064
           --------                --------               ----------

        State or other           (Commission            (IRS Employer
        jurisdiction of          File Number)             ID Number)
        incorporation)


             2840 Morris Avenue,  Union, New Jersey           07083
             --------------------------------------------------------------
             (Address of principal executive officer)


             Registrant's Telephone Number,
             including area code:                    908-686-2000
                                                    -----------------------

                                      n/a
             --------------------------------------------------------------
             (Former name or former address, if changed since last report)

             Item 5      Other Events
                         -------------------------


        Attached herein as Annex A is a copy of the Monthly Statement sent to
        Class A Certificateholders for the remittance date:     20-Sep-96

                              SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                              THE MONEY STORE INC.
                                              TMS AUTO HOLDINGS, INC.



                                              By: /s/ James K. Ransom
                                              ------------------------------
                                               James K. Ransom
                                                Vice President

                       TMS AUTO RECEIVABLES TRUST 1995-2
                      5.90%  Asset  Backed  Certificates


        IN ACCORDANCE WITH SECTION 14.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF DECEMBER 19, 1995, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
        TO SERIES 1995 - 2 FOR THE SEPTEMBER 13, 1996 DETERMINATION DATE

    DISTRIBUTION DATE      09/20/96      MONTHLY PERIOD               Aug-96

A. Information Regarding the Current Monthly Distribution :

   I.  CERTIFICATES
              (a)  The aggregate amount of the distribution to
                     Certificateholders from the Collection Account             2,162,738.21

              (b)  The amount of the distribution set forth in  A. 1. (a)
                      above in respect of interest from the Collection            239,121.81

              (c)  The amount of the distribution set forth in  A. 1. (a)
                      above in respect of principal from the Collection         1,923,616.40

              (d)  The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                      on the Policy (Deficiency Claim Amount)                           0.00

              (e)  The amount of the distribution set forth in  A. 1. (a)
                      above per $1,000 interest                                   36.0456368

              (f)  The amount of the distribution set forth in  A. 1. (b)
                      above per $1,000 interest                                    3.9853635

              (g)  The amount of the distribution set forth in  A. 1. (c)
                      above per $1,000 interest                                   32.0602733

              (h)  The amount of the distribution set forth in  A. 1. (d)
                      above per $1,000 interest                                    0.0000000


B. Information Regarding the Performance of the Trust :

   I.    POOL AND CERTIFICATE BALANCES

              (a)  The Pool Balance as of the close of business
                      on the last day of the preceding Monthly Period          45,142,458.17

              (b)  The Certificate Balance as of the close of business
                      on the last day of the preceding Monthly Period, after
                      giving effect to payments allocated to principal set
                      forth in Paragraph  A. 1. (c)  above                     45,142,458.17

              (c)  The Certificate Factor as of the close of business on the
                      last day of the preceding Monthly Period                     0.7523743

2.    SERVICING FEE
           (a)  The aggregate amount of the Servicing Fee paid to the
                   Servicer with respect to the preceding Monthly Period
                   from the Collection Account                                         111,116.14
           (b)  The amount of such Servicing Fee per $1,000 interest                    1.8519357
           (c)  The amount of any unpaid Servicing Fee                                       0.00
           (d)  The change in the amount of any unpaid Servicing Fee
                   from the previous Distribution Date                                       0.00

3.    OTHER FEES

           (a) The aggregate amount of Trustee Fees paid to the Trustee
                   from the Collection Account                                             333.33
           (b) The aggregate amount of Insurance Premium paid to the
                  Certificate Insurer from the Collection Account                        9,404.67

4.    PAYMENT SHORTFALLS

           (a)  The amount of the Interest Carryover Shortfall after
                   giving effect to the payments set forth in Paragraph
                   A. 1. (b) above                                                           0.00
           (b)  The amount of such Interest Carryover Shortfall
                   per $1,000 Interest                                                  0.0000000
           (c)  The change in the amount of the Interest Carryover Shortfall
                   from the previous Distribution Date                                       0.00
           (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                   A. 1. (c) above                                                           0.00
           (e)  The amount of such Principal Carryover Shortfall
                   per $1,000 Interest                                                  0.0000000
           (f)  The change in the amount of the Principal Carryover Shortfall
                   from the previous Distribution Date                                       0.00

5.    REALIZED LOSSES

           (a)  Realized Losses for the Period funded by the Spread Account            200,769.60
                       1.  Cram Down Losses                    1,589.66
                       2.  Losses on Liquidated Receivables    199,179.94
           (b)  Aggregate Realized Losses, if any,
                       1.  Preceding Monthly Period            Aug-96                1,334,320.11
                       2.  Second preceding Monthly Period     Jul-96                1,133,550.51

6.    PURCHASE AMOUNTS

           The aggregate Purchase Amounts for Receivables,
           if any, that were repurchased in such period                                      0.00

7.    PAYAHEAD ACCOUNT

           (a)  The aggregate Payahead Balance                                          88,673.75
           (b)  The change in the Payahead Balance from the
                   previous Distribution Date                                           11,748.74
                      (1)  The aggregate Payaheads pursuant to Section
                           14.03 for the Monthly Period which were
                           transferred from the Collection Account to the
                           Payhead Account.                                  34,779.41
                      (2)  The portion of the Payaheads constituting
                           Scheduled Payments on PreComputed Receivables
                           or the portion that  are applied to Prepay a
                           PreComputed Receivable in full pursuant to
                           Section 14.03 which were transferred from the
                           Payahead Account to the Collection Account.       23,030.67
           (c)  The investment earnings on funds in the Payahead Account
                  (transferred from the Payahead to the Collection Account) and
                  remitted to the Seller as Supplemental Servicing Fee                     427.91

                                     ( 2 )

8.    SPREAD ACCOUNT
            (a)  The Spread Account balance after giving effect to
                    distributions made on such Distribution  Date                      4,514,245.82
            (b)  The change in the Spread Account balance on such
                    Distribution  Date                                                  (192,361.64)
            (c)  The Amount withdrawn from the Spread Account and
                    payable to the Certificateholders (Deficiency Claim Amount)                0.00
            (d)  The Amount withdrawn from the Spread Account and
                    payable to the Seller  (Remaining Funds).                            377,060.89
            (e)  The investment earnings on funds in the Spread Account
                    (transferred from the Spread to the Collection Account) and
                    remitted to the Seller as Supplemental Servicing Fee                  20,927.22

9.    THE POLICY

            The amount distributable from the Policy and payable to the
            Certificateholders, after giving effect to withdrawals from the
            Spread Account (Deficiency Claim Amount)                                           0.00

10.    THE NOTICES

            (a)  Pursuant to Section 14.04, there is a Deficiency Claim Amount of
                    $0.00  to be withdrawn from the Spread Account to fund the amount payable on the related Distribution Date for items (i) thru (v)
                    of Section 14.06 (b)

            (b)  Pursuant to Section 14A.02, there is a Deficiency Claim Amount of
                    $0.00  to be withdrawn from the Policy to fund the amount
                    payable on the related Distribution Date for items (i) thru (v) of
                    Section 14.06 (b)

11.    TERMINATION OF TRUST

            The amount to be distributed to the Certificateholders from the Collection
            Account pursuant to the Termination of the Trust (Section 20.01)                   0.00

12.    OTHER INFORMATION
            Pursuant to Section 13.09(b)(i)
            (a)     Delinquency Ratio                                  6.5708%
            (b)     Average Delinquency Ratio                          5.7784%
            (c)     Default Rate                                       8.5979%
            (d)     Average Default Rate                              10.7770%
            (e)     Net Loss Rate                                      5.0783%
            (f)     Average Net Loss Rate                              5.1482%

            Pursuant to Section 13.09(b)(ii)
            Trigger Event occurred as of                                NO

            Pursuant to Section 13.09(b)(iii)
            Prior Trigger Event Deemed Cured as of                      NO

            Pursuant to Section 13.09(b)(iv)
            Insurance Agreement Event of Default                        NO

            Weighted Average Rate                                                            19.42%
            Weighted Average Remaining Term                                                   44.01


**NOTE**    Pursuant to Section 14.02 (b)
            Amount deposited into the Collection Account due to
            mistaken deposits, postings or checks returned for
            insufficient funds to be reimbursed to the Servicer                                0.00

                                            ( 3 )

13.    PRE-FUND ACCOUNT
            (a)  The Pre-Fund Account balance after giving effect to
                    distributions made on such Distribution  Date                                          0.00
            (b)  The Pre-Fund Account Balance per $ 1,000 interest                                    0.0000000
            (c)   The Amount withdrawn from the Pre-Fund Account and transferred
                     to the Collection Account (payable to the Certificateholders)                         0.00
            (d)  The amount of Pre-Fund Account distribution per $ 1,000 interest                     0.0000000
            (e)   The interest earnings on funds in the Pre-Fund Account
                     (transferred from the Pre-Fund to the Collection Account) and
                     remitted to the Seller as Supplemental Servicing Fee                                  0.00

14.    CAPITALIZED INTEREST ACCOUNT

            (a)  The Capitalized Interest Account balance after giving effect to
                    distributions made on such Distribution  Date                                          0.00
            (b)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                     Certificateholders)                                                                   0.00
            (c)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                     Sellers)                                                                              0.00
            (e)   The interest earnings on funds in the Capitalized Interest Account
                     (transferred from the Capitalized Interest to the Collection Account)
                     and remitted to the Seller as Supplemental Servicing Fee                              0.00






























                                    ( 4 )

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 13.09 of the Pooling and Servicing Agreement dated December 19, 1995 pertaining to Series 1995 - 2 in preparing the accompanying Servicer's Certificate.


                THE MONEY STORE AUTO FINANCE INC.






                By:      /S/ Harry Puglisi
                -----------------------------

                         HARRY  PUGLISI
                         TREASURER




                                      (5)